UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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StHealth Capital Investment Corporation

(Name of Registrant as Specified in Its Charter)

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StHealth Capital Investment Corporation

680 Fifth Avenue, 21st Floor

New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To be held on July 24, 2020

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of StHealth Capital Investment Corporation (the “Company”) to be held on July 24, 2020 at 8:00 a.m., Eastern Time. In light of the COVID-19 pandemic, for the safety of all of our people, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/StHealth. The Annual Meeting is being held for the following purposes:

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.

The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

(i) to elect three members of the board of directors of the Company to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;

(ii) to ratify the appointment of Malone Bailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

(iii) to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about June 29, 2020, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement, and how to submit proxies over the internet. All other stockholders will receive a copy of the proxy statement and Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares of the Company’s common stock be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy through the internet.

Your vote and participation in the governance of the Company are very important.

Sincerely,

Derek Taller, PhD

President and Chief Executive Officer

i

StHealth Capital Investment Corporation

680 Fifth Avenue, 21st Floor

New York, NY 10019

800-690-6903

NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To StHealth Capital Investment Corporation Stockholders:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of StHealth Capital Investment Corporation, a Maryland corporation (the “Company,” “we,” or “us”), will be held on July 24, 2019 at 8:00 a.m., Eastern Time. In light of the COVID-19 pandemic, for the safety of all of our people, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/StHealth. The Annual Meeting is being held for the following purposes:

1.	consider and vote upon the election of three members of the board of directors of the Company (the “Board of Directors” or the “Board”);

2.	consider and ratify the appointment of Malone Bailey, LLP as the Company’s independent registered public accounting firm; and

3.	transact such other business as may properly come before the 2020 Annual Meeting of Stockholders or any adjournment or postponement thereof.

The proposals and other related matters are discussed in the following pages, which are made part of this notice. Only stockholders of record at the close of business on June 19, 2020 are entitled to receive this notice and to vote at the 2020 Annual Meeting of Stockholders. We reserve the right, in our sole discretion, to adjourn or postpone the 2020 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JULY 24, 2020. THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.proxypush.com/STHEALTH.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

Sincerely,

By Order of the Board of Directors

Alger Boyer

Secretary

StHealth Capital Investment Corporation

680 Fifth Avenue, 21st Floor

New York, NY 10019

ANNUAL MEETING OF STOCKHOLDERS

To be held on July 24, 2020

GENERAL

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held virtually on www.proxydocs.com/StHealth at 8:00 a.m., Eastern Time. Only holders of record of our common stock at the close of business on June 19, 2020, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 3,894,190.94 shares of common stock (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement, and how to submit proxies over the internet, are first being sent to stockholders on or about June 29, 2020. The Proxy Statement can be accessed online at www.proxypush.com/STHEALTH.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the election of three members of the board of directors of the Company to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified, (2) FOR the ratification of the selection of Malone Bailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.	To elect three members of the board of directors of the Company to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of Malone Bailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Quorum

Stockholders of the Company are entitled to one vote for each Share held. Under the Articles of Amendment and Restatement of the Company, as amended (the “Charter”), one third of the number of Shares entitled to cast votes, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice, other than announcement at the Annual Meeting, to permit further solicitation of proxies.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

Our board of directors has fixed the close of business on June 19, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 3,894,190.94 Shares outstanding.

Required Vote

Director Proposal. Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal. There will be no cumulative voting with respect to the Director Proposal.

Accountant Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of Malone Bailey LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal.

Broker Non-Votes

Shares for which brokers have not received voting instructions from the beneficial owner of the Shares and do not have, or choose not to exercise, discretionary authority to vote the Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as Shares present for quorum purposes. Because the Director Proposal is a non-routine matter, broker non-votes are not considered votes cast and thus have no effect on the Director Proposal.

Because the Accountant Proposal is a routine matter, brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, and therefore, there will not be any broker non-votes with respect to the Accountant Proposal.

Householding

Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (annual reports, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the

“SEC”). If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, Phoenix American Financial Services, Inc. by telephone at 415-223-1737 or by mail to StHealth Capital Investment Corporation, c/o Phoenix American Financial Services, Inc., 2401 Kerner Boulevard, San Rafael, California 94901.

Stockholder Communications with Board of Directors

Stockholders of the Company who wish to send communications to the board of directors should send them to the address of the Company and to the attention of the board. All such communications will be directed to the board’s attention.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Stockholders of the Company are entitled to one vote for each Share held.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 8:00 a.m., Eastern Time, on July 24, 2020.

The Company has enclosed with this proxy statement the Notice of Annual Meeting of Stockholders and the proxy card. Stockholders may request copies of the Company’s annual report (the “Annual Report”), without charge, by writing to StHealth Capital Investment Corporation, 680 Fifth Avenue 21st Floor, New York, New York 10019. The proxy statement is also available on the Company’s website at www.proxypush.com/STHEALTH. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company’s transfer agent at (415) 223-1737.

Other Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the Stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on the review of these forms furnished to the Company during the most recently concluded fiscal year, the Company believes that all applicable Section 16(a) filing requirements have been complied with.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of June 19, 2020, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each member of our board of directors and each executive officer; and

•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 19, 2020.

	Shares Beneficially Owned as of June 19, 2020
Name	Number of Shares	Percentage assuming maximum amount is purchased
Beneficial Owner:
Donald E. Garlikov	512,800	13.17
Scarabaeus Master Fund Ltd.	299,990	7.70
Union Bancaire Privee	250,000	6.42
Robert W & Brenda E Tully	233,333.33	5.99

Interested Director:
Derek Taller	0	0
Independent Directors:
Jeff Davi	0	0
Anthony U. Bertolami	0	0
Executive Officers:
Derek Taller, PhD	0	0
Frederick Alger Boyer, Jr.	0	0
Anthony V. Raftopol	0	0
All officers and directors as a group (7 persons)	0	0

*	Less than 1%

The following table sets forth, as of June 19, 2020, the dollar range of our equity securities that are beneficially owned by each member of our board of directors.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director:
Derek Taller	None
Independent Directors:
Jeffrey Davi	None
Anthony U. Bertolami	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

PROPOSAL 1. ELECTION OF DIRECTORS

At the 2020 Annual Meeting of Stockholders, you and the other stockholders will vote on the election of all three members of our board of directors. Those persons elected will serve as directors until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for election as directors:

•	Derek Taller

•	Jeff Davi

•	Anthony U. Bertolami

Each of the nominees for director is a current member of our board of directors.

The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or any of the executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.

If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the board of directors may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Directors, Executive Officers and Corporate Governance

Directors

Information regarding our board of directors and directors is set forth below. Our board of directors consists of three members, one of whom is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, and is thus referred to as an interested director. The remaining two directors are not “interested persons” and are thus independent directors under Rule 303A.00 of the New York Stock Exchange, LLC. We refer to these individuals as our independent directors. The address for each director is c/o StHealth Capital Investment Corporation, 680 Fifth Avenue 21st Floor, New York, New York 10019

Name	Year of Birth	Director Since
Interested Directors
Derek Taller	1971	2018
Independent Directors
Jeffrey Davi	1967	2017
Anthony U. Bertolami	1953	2020

Interested Director

Derek Taller, Ph.D. Dr. Derek Taller has served as the Chief Executive Officer of StHealth Capital Partners LLC (“StHealth”) since its inception in March 2018 and has been Chief Executive Officer of StHealth Capital Investment Corporation since March 2018. He previously served as Managing Director of LG Investments, a New York-based Multi-Family Office. Dr. Taller has a broad range of expertise in healthcare, and has originated, structured and executed both public and private investment and financing deals. His expertise is further demonstrated by his involvement in leading companies that he supported through managing multiple healthcare equity portfolios and forming fund vehicles to help execute on lucrative corporate strategies and partnerships.

Dr. Taller focuses on innovative product technologies, strategy, growth, management buyouts and global strategic alliances. His strategy places emphasis on transformational healthcare and under-the-radar market opportunities through data analytics, superior innovation, and globalization. He also focuses on a distribution channel for products through large hospital networks domestically and in several overseas countries. Dr. Taller is also involved in policymaking to advance the adoption of breakthrough medical products.

Prior to StHealth, Dr. Taller was a Senior Manager at Benchmark and was involved in the formation of a healthcare fund vehicle. His buy-side experience also spans being a Portfolio Manager at Xmark Partners and Stratix Asset Management where he managed a healthcare fund for public investments.

Previously, Dr. Taller conducted research at New York Medical/Rockefeller, King’s College London, Cancer Institute of New Jersey, UC Berkeley and UCSF. He holds a Ph.D. from the Cancer Institute of New Jersey-RWJ Medical School and an A.B. in Molecular Biology from U.C. Berkeley.

The Company has determined that Dr. Taller’s extensive experience with fund formation, private investment deals, and the healthcare industry has provided him with the knowledge, experience and relationships necessary to serve as a director of the Company.

Independent Directors

Anthony U. Bertolami has worked in the financial services industry since 1987 and is the founder of AUB Investments, an investment group based in Dallas, Texas. The firm manages family assets and raises capital for early stage companies in the technology and healthcare sectors.

Prior to that he worked on a special project basis for Commerce Street Capital in Dallas, assisting with specific capital raising projects for technology companies. Mr. Bertolami has also worked with a number of Investment Banks where he acted as Head of Sales or directed teams focused on Healthcare and Technology public company investing. Those investment banks have included: Summer Street, First Albany, and Piper Jaffray, where his focus was to assist in capital markets transactions for emerging growth com-panies utilizing a multidisciplinary approach and assisting hundreds of companies achieve their financing goals.

Before 1987, Mr. Bertolami held Product Management positions with International Paper Co and Container Corporation of America where he helped develop and guide product development and branding opportunities that evolved to core product solutions.

Mr. Bertolami holds numerous securities licenses. Mr. Bertolami and his family reside in Dallas, Texas where he attended Southern Methodist University.

Jeff Davi. Mr. Davi is a real estate broker with many years of experience in the real estate field. He is a Broker with Keller Williams in Carmel, California where he works as a member of the Monterey Peninsula Home Team on real estate sales and he has also been a principal at A.G. Davi Property Management, a family owned and operated company, for three generations. Mr. Davi has significant experience in real estate sales residential and commercial, leasing, management and financing.

From 2004 to 2011, Mr. Davi served as the 22nd Commissioner of Real Estate for the State of California. As Real Estate Commissioner, he was instrumental in passing legislation that helps better protect consumers from unscrupulous loan modification schemes. He has been a licensed California real estate broker since 1992. He is a past member of the Board of Directors for the California Association of REALTORS®, selected REALTOR® of the year by his peers and served as president of the Monterey County Association of REALTORS®.

Mr. Davi currently serves as a member of the board of directors of Seneca Center, a nonprofit that offers community-based and family-based service options for emotionally troubled children and their families. From 2010 to 2012, Mr. Davi served as a member of the California Council on Criminal Justice. From 2007 to 2010, Mr. Davi served as a member of the Interdepartmental Task Force on Non-Traditional Mortgages. Mr. Davi also has served as Chairman of the Board of REInfoLink, now known as MlsListings. He also served as president of the Economic Development Corporation of Monterey County, was a co-founder of the Affordable Housing Steering Council of Monterey County and was on the founding board of directors of the Monterey County Visitor and Convention Bureau.

Mr. Davi graduated with a B.S. from St. Mary’s College. The Company has determined that Mr. Davi’s extensive experience with sales, financing, and corporate governance has provided him with the knowledge, experience and relationships necessary to serve as a director of the Company.

Executive Officers

The address for each executive officer is c/o StHealth Capital Investment Corporation, 680 Fifth Avenue 21st Floor, New York, New York 10019

The following persons serve as our executive officers in the following capacities:

Name	Year of Birth	Positions Held	Officer Since
Derek Taller, PhD	1971	President and Chief Executive Officer	2018
Frederick Alger Boyer, Jr.	1969	Chief Financial Officer, Treasurer and Secretary	2020
Anthony V. Raftopol	1969	Chief Compliance Officer	2018

Derek Taller, PhD. Please see Dr. Taller’s bio in the Interested Director section above.

Frederick Alger Boyer, Jr. has over 25 years of Wall Street experience working on both the investment side as well as the banking side of the business. Most recently he served as Head of Equities for the New York based investment bank, H.C. Wainwright & Co., where he managed efforts in capital markets, sales, & trading. Prior to that, he worked on a merchant banking team at T.R. Winston with Dr. Scott Gottlieb (former commissioner of the FDA). Earlier in his career, he supervised teams at Rodman & Renshaw, Oppenheimer, Piper Jaffray, and Credit Suisse in New York, San Francisco and Minneapolis. In his various roles, he has advised hundreds of companies in their financing efforts both publicly and privately. Mr. Boyer has numerous securities licenses. He is a graduate of the University of California at Berkeley.

Mr. Boyer has recently served as President & CEO of Advance Care Medical, Inc. which is developing the largest network of comprehensive care facilities in the United States. Advance Care is based in Dallas, Texas.

During his Wall Street career, Mr. Boyer provided guidance to hundreds of life science companies in formulating financing strategies to address their needs during their corporate lifecycle. These include: initial funding, development funding, crossover funding, IPOs, Secondaries, M&A, and Royalty solutions.

Anthony V. Raftopol. Anthony Raftopol is a Partner with the firm of TERNIR NEDERLAND, focusing for almost 25 years on cross-border transactions for the benefit of private and institutional investors worldwide. His clients are engaged in a wide variety of fields, including transportation, infrastructure, construction, power generation, oil & gas, agriculture, real estate, leisure properties and consumer products.

Mr. Raftopol has been a member of the Bar of the State of New York (USA) since 1995, and is also a member of the Bar of Bucharest, Romania (status currently inactive). He is a graduate of the Boston University School of Law.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Mr. Bertolami and Mr. Davi, each of whom is an independent director. Mr. Bertolami serves as the chairman of the audit committee. Our board of directors has determined that Mr. Bertolami is an “audit committee financial expert” as defined under SEC rules. The audit committee met twice during the year ended December 31, 2019.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles, oversees the evaluation of our board of directors, and recommends to the board of directors the compensation to be paid to the independent directors. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. The members of the nominating and corporate governance committee are Mr. Davi and Mr. Bertolami, each of whom is an independent director. Mr. Bertolami serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee met once during the year ended December 31, 2019.

When evaluating candidates, the nominating and corporate governance committee considers a number of attributes, including character and integrity, relevant experience, conflicts of interest, available time to devote to the role, and specific skills relevant to the position. The nominating and corporate governance committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the board as a whole. As a result, the nominating and corporate governance committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a director. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the board, may or may not impact the nominating and corporate governance committee’s view as to the candidate. The nominating and corporate governance committee reviews candidates recommended by stockholders according to the same criteria by which the committee reviews all other candidates.

The nominating and corporate governance committee also determines and reviews the compensation to be paid to the independent directors. It does not delegate this authority to any compensation consultants. The board of directors has adopted a written charter for its nominating and corporate governance committee.

Board Leadership Structure

As discussed above, our board of directors consists of three members, one of whom is an interested director and two of whom are independent directors. Members of our board of directors are elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Derek Taller, the Company’s chief executive officer and an interested director, serves as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. Our board of directors does not currently have a lead independent director. Our board of directors, after considering various factors, has concluded that its existing structure is appropriate given our current size, complexity and the types of potential conflicts of interest that may be expected to arise between us and our service providers, including our investment adviser. In particular, our board of directors’ conclusion that the lack of a lead independent director designation is appropriate was based on the fact that the chairman of our audit committee is an independent director and serves as the contact point for our officers and service providers to raise issues requiring independent oversight.

Attendance at Board Meetings and the Annual Stockholder Meeting

The board of directors held three meetings during the fiscal year ended December 31, 2019. Each of our current and former directors attended at least 75% of the aggregate total number of meetings of the board of directors held during the period for which he served as a director and of the aggregate total number of meetings held by all committees of the board of directors on which he served during the periods in which he served. The directors are not required and it is not expected that they will attend the annual stockholder meeting.

The Board of Directors’ Role in Risk Oversight

Through its oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and our service providers.

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is incorporated by reference to our registration statement. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You may also obtain a copy of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Compensation of Directors

Our directors who do not also serve in an executive officer or interested director capacity for us, our investment adviser or the dealer manager or who are otherwise affiliated therewith, are entitled to receive annual cash retainer fees, fees for attending in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Mr. Davi and Mr. Bertolami. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Assets	Annual Cash Retainer	Board/ Committee Meeting Fee	Annual Chairperson Fee
$0 to $100 million	$12,000	$500	$1,000
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$25,000

The following table sets forth compensation of our directors, for the year ended December 31, 2019:

Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Total Compensation From Company Paid to Directors
Interested Directors
Derek Taller	—	—	—
Independent Directors
Anthony U. Bertolami(1)	0	—	0
Jeffrey Davi	0	—	0

(1)	Mr. Bertolami was appointed as an independent director on June 1st, 2020.

We will also reimburse our directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our directors who also serve in an executive officer or interested director capacity for us, our investment adviser or the dealer manager or who are otherwise affiliated therewith.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our investment adviser or by individuals who were contracted by us or by our investment adviser to work on behalf of us, pursuant to the terms of the Investment Advisory and Administrative Services Agreement between the Company and StHealth Capital Advisors LLC (“StHealth Advisors”) (the “Advisory Agreement”). Each of our executive officers is an employee of the investment adviser or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by StHealth Advisors. In addition, we will reimburse StHealth Advisors for our allocable portion of expenses incurred by StHealth Advisors in performing its obligations under the Advisory Agreement, including the allocable portion of the cost of our officers and their respective staffs determined under such agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 24, 2017, the Company’s audit committee dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm. The audit report of RSM on the financial statements of the Company as of and for the years ended December 31, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2016 and the subsequent interim period through August 24, 2017, there were no disagreements between the Company and RSM on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreement in its report on the Company’s financial statements, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except there existed a difference of opinion between the Company and RSM that had not been resolved to the satisfaction of RSM relating to the Company’s investments in First Capital Retail, LLC (“FCR”). Specifically, the Company’s investments in FCR may be deemed to have been transactions with an affiliate under Section 57 of the 1940 Act and/or a transaction with a related party as defined under U.S. generally accepted accounting principles. If either determination were made, further investigation may conclude that such determination, if not reflected in the Company’s financial statements to be filed for the quarters ended March 31, 2017 and June 30, 2017, could materially impact the reliability of the Company’s financial statements for such periods. The Company authorized RSM to respond to any inquiries regarding the foregoing by Malone Bailey LLP, which has been engaged by the Company as its new independent registered public accounting firm, as discussed below.

On September 1, 2017, RSM furnished a letter stating that it disagreed with the Company’s characterization of its reasons for dismissing RSM. RSM believed it was dismissed because of a disagreement on matters of accounting principles and financial statement disclosure. Specifically, it noted that it communicated concerns to the Company regarding the Company’s investments in FCR and that its concerns had not been resolved at the time of its dismissal.

Malone Bailey LLP (“Malone Bailey”), an independent registered public accounting firm located at 9801 Westheimer Rd, Houston, TX 77042, was engaged by the audit committee on September 8, 2017 and ratified by the board of directors to serve as our independent public accountant on June 29, 2018.

During the Company’s fiscal years ended December 31, 2015 and 2016 and the period from January 1, 2017 through September 8, 2017, the Company did not consult with Malone Bailey on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Malone Bailey did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Independent Public Accountant’s Fees

Malone Bailey performed various audit and other services for us during 2018 and 2019. Fees for the professional services provided by Malone Bailey in 2018 and 2019 in each of the following categories are:

	2019	2018
Total Fees	$60,000	$60,000

“Audit Fees” relate to fees and expenses billed by Malone Bailey for the annual audit, including the audit of our financial statements, review of our quarterly financial statements and for comfort letters and consents related to stock issuances.

“Audit-Related Fees” relate to fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

“Tax Fees” relate to fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

“All Other Fees” relate to fees for any services not included in the above-described categories.

Pre-Approval Policies and Procedures

Our Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Malone Bailey to management. All of the audit and permitted non-audit services described above for Malone Bailey billed the Company for the fiscal years ended December 31, 2019 and 2018 were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee operates under a written charter adopted by our board of directors. The Audit Committee is currently composed of Mr. Davi and Mr. Bertolami. Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (United States), and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

By the annual meeting the Audit Committee plans to review and discuss the Company’s audited financial statements with management and Malone Bailey, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee will discuss the results of Malone Bailey’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also will review the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC.

The Audit Committee also discussed with Malone Bailey matters relating to Malone Bailey’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the Public Company Accounting Oversight Board Accounting Standard 16 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Malone Bailey its independence from management and the Company, as well as the matters in the written disclosures received from Malone Bailey and required by Public Company Accounting Oversight Board Rule 3520 (Auditor Independence). The Audit Committee received a letter from Malone Bailey confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Malone Bailey the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Malone Bailey’s audits and all fees paid to Malone Bailey during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Malone Bailey for the Company. The Audit Committee has reviewed and considered the compatibility of Malone Bailey’s performance of non-audit services with the maintenance of Malone Bailey’s independence as the Company’s independent registered public accounting firm.

Conclusion

The Audit Committee recommended the selection of Malone Bailey to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

Respectfully Submitted,

The Audit Committee

Jeff Davi

Anthony U. Bertolami

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MALONE BAILEY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Advisory Agreement StHealth Advisors. Pursuant to the Advisory Agreement, we pay StHealth Advisors a base management fee and an incentive fee.

Allocation of StHealth Advisors’ Time

We rely on StHealth Advisors to manage our day-to-day activities and to implement our investment strategy. StHealth Advisors and certain of its affiliates may in the future be involved with activities which are unrelated to us. As a result of these activities, StHealth Advisors, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they may become involved. StHealth Advisors and its employees will devote only as much of its or their time to our business as StHealth Advisors and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, StHealth Advisors, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of StHealth Advisors’ senior management and the other key investment professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time.

Competition and Allocation of Investment Opportunities

Concurrent with our continuous offering, employees of StHealth Advisors may simultaneously provide investment advisory services to other accounts. Currently, StHealth Advisors does not engage in market transactions where order aggregation may arise, as StHealth Advisors does not presently have any client other than us but may have additional clients in the future that may have investment objectives similar to ours.

Subject to certain 1940 Act restrictions on co-investments with affiliates, StHealth Advisors may determine it appropriate for us and one or more other investment accounts managed by StHealth Advisors or any of its affiliates to participate in an investment opportunity. For example, we generally will not be permitted to co-invest with certain entities affiliated with StHealth Advisors in transactions originated by StHealth Advisors or its affiliates unless we obtain an exemptive order from the SEC. We presently do not have exemptive relief under the 1940 Act to engage in such co-investments. Consequently, we can only co-invest alongside StHealth Advisors or its affiliates in accordance with existing regulatory guidance and the allocation policies of StHealth Advisors and its affiliates, as applicable. To the extent we are able to make co-investments with investment accounts managed by StHealth Advisors or its affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

To mitigate these conflicts, StHealth Advisors will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction. If investment opportunities are not allocable among us and other clients of StHealth Advisors because only one account may partake in such an opportunity at one time, investment opportunities will be allocated on a rotational basis among all clients of StHealth Advisors, including us, that are eligible to participate in such opportunities. StHealth Advisors will also utilize the allocation policies described above if we co-invest with other clients of StHealth Advisors and its affiliates in transactions where price is the only negotiated point. We are prohibited from engaging in co-investment transactions where terms other than price are to be negotiated unless we obtain exemptive relief from the SEC. There can be no assurance that if we apply for such exemptive relief, it will be granted.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by StHealth Advisors or its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with StHealth Advisors or one or more of its affiliates. In general, we may not invest in general partnerships or joint ventures with affiliates (other than publicly registered affiliates) unless we meet several conditions, including that there are no duplicate fees to StHealth Advisors. Our ability to invest in general partnerships or joint ventures with non-affiliates that own specific assets is also subject to several conditions, including requirements that we own a controlling interest in any entity, and that no duplicate fees are allowed to StHealth Advisors.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent expert which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent expert shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

AVAILABLE INFORMATION

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter; (ii) our bylaws; (iii) minutes of the proceedings of our stockholders; (iv) annual statements of affairs; and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records, and such list will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least quarterly to reflect changes in the information contained therein, including substituted investors. In the case of assignments, where the assignee does not become a substituted investor, we will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. The stockholder list will be sent within ten days of receipt by us of the request, and a stockholder requesting a list may be required to pay reasonable costs of duplication. The stockholder list shall be printed in alphabetical order, on white paper and in readily readable type size (in no event smaller than 10-point font). If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

SUBMISSION OF STOCKHOLDER PROPOSALS

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Our 2020 Annual Meeting will be held in August 2020. We will consider for inclusion in our proxy materials for the 2020 Annual Meeting stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on April 2, 2020, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Our 2021 Annual Meeting will be held in July 2021. We will consider for inclusion in our proxy materials for the 2021 Annual Meeting stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on April 2, 2021, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Any stockholder who wishes to propose a nominee to the board of directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing to Secretary, StHealth Capital Investment Corporation, 680 Fifth Avenue 21st Floor, New York, New York 10019, and the proposal should be received by the Company no later than April 2, 2021. In the event that the date of the 2021 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the date that this proxy statement is first mailed to stockholders, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing of this information statement and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of this information statement or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2021 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of StHealth Capital Investment Corporation and its affiliated companies. This notice supersedes any other privacy notice you may have received from StHealth Capital Investment Corporation.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of StHealth Advisors. It is our policy that only authorized employees of StHealth Advisors who need to know your personal information will have access to it.

•

Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A – FORM OF PROXY CARD

A-1

StH StHEALTH CAPITAL INVESTMENT CORPORATION

ANNUAL MEETING OF STHEALTH CAPITAL INVESTMENT CORPORATION

Date: July 24, 2020
Time: 8:00 A.M. EST
Place: virtual www.proxydocs.com/sthealth

Please make your marks like this: ☒ **Use dark black pencil or pen only**

Board of Directors Recommends a Vote **FOR** proposals 1, 2.

1: Election of Directors

	For	Withhold	Directors Recommend ↓
01 Jeff Davi	☐	☐	For
02 Anthony U. Bertolami	☐	☐	For
03 Derek Taller	☐	☐	For

	For	Against	Abstain	
2: To ratify the appointment of Malone Bailey, LLP the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.	☐	☐	☐	For

3: To consider and act upon any other matters which may properly come before the Annual Meeting or any postponement or adjournment thereof.

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here ____________ Please Date Above ____________

Please Sign Here ____________ Please Date Above ____________

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

StH StHEALTH CAPITAL INVESTMENT CORPORATION

Annual Meeting of StHealth Capital Investment Corporation
to be held on Wednesday, July 24, 2020
for Holders as of June 19th, 2020

This proxy is being solicited on behalf of the Board of Directors

VOTED BY:

INTERNET

Go To
www.proxypush.com/STHEALTH
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-362-3421
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Derek Taller and Frederick Alger Boyer, Jr. and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of StHealth Capital Investment Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEM 2.

PROXY TABULATOR FOR

StHEALTH CAPITAL INVESTMENT CORPORATION
P.O. BOX 8016
CARY, NC 27512-9903

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

Proxy — StHealth Capital Investment Corporation
Annual Meeting of Stockholders
July 24, 2020, 8:00 a.m. (Eastern Daylight Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Derek Taller and Frederick Alger Boyer, Jr. (the "Named Proxies") and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of StHealth Capital Investment Corporation, a Maryland corporation ("the Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually, on Wednesday, July 24, 2020 at 8:00 a.m. (EDT) and all adjournments thereof.

The 3 directors up for re-election are: Jeff Davi, Anthony U. Bertolami, and Derek Taller.

The Board of Directors of the Company recommends a vote "FOR" all nominees for director and "FOR" each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees for director and "FOR" each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box. ☐